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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported): FEBRUARY 19, 1998



                                   EVI, INC.
               (Exact name of registrant as specified in charter)


       DELAWARE                        1-13086                            04-2515019
(State of Incorporation)         (Commission File No.)         (I.R.S. Employer Identification No.)



           5 POST OAK PARK, SUITE 1760,
                  HOUSTON, TEXAS                                         77027-3415
     (Address of Principal Executive Offices)                            (Zip Code)
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     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 297-8400


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                        Exhibit Index Appears on Page 4
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

AMPSCOT ACQUISITION

         On February 19, 1998, EVI, Inc., a Delaware corporation (the
"Company"), completed the acquisition (the "Ampscot Acquisition") of Ampscot
Equipment Ltd., an Alberta corporation ("Ampscot"), pursuant to a Share
Purchase Agreement dated as of January 30, 1998 (the "Agreement"). Under the terms of the Agreement, the Company acquired Ampscot in exchange for approximately $55 million in cash. The purchase price was determined through negotiations with the shareholders of Nika Enterprises Ltd., the parent corporation of Ampscot.

         The Company intends to continue to operate the business of Ampscot and integrate Ampscot's operations with those of the Company's EVI Oil Tools artificial lift and production tool division.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Business Acquired.

         The financial statements of Ampscot required, if any, for this item will be filed, if required, by the Company by an amendment to this report as soon as practical, but not later than 60 days after this report must be filed.

         (b)     Pro Forma Financial Information.

         As of the date of this report, it is impracticable for the Company to provide the pro forma financial information required, if any, pursuant to
Article 11 of Regulation S-X with respect to the Ampscot Acquisition. Such pro forma financial information will be filed, if required, by the Company by an amendment to this report as soon as practical, but not later than 60 days after this report must be filed.

         (c)     Exhibits.

         2.1     -   Share Purchase Agreement made and entered into as of
                     January 30, 1998, by and among the shareholders of Nika
                     Enterprises Ltd., an Alberta corporation, listed on the
                     signature pages thereto and EVI Oil Tools Canada Ltd., an
                     Alberta corporation.

         4.1     -   Credit Agreement dated as of February 17, 1998, among EVI,
                     Inc., EVI Oil Tools Canada Ltd., the Subsidiary Guarantors
                     defined therein, Chase Bank of Texas, National
                     Association, as U.S.  Administrative Agent, The Bank of
                     Nova Scotia, as Documentation Agent and Canadian Agent,
                     ABN AMRO Bank, N.V., as Syndication Agent, and the other
                     Lenders defined therein, including the form of Note.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EVI, INC.



Dated: March 2, 1998                                /s/ James G. Kiley
                                        ---------------------------------------
                                                       James G. Kiley
                                                     Vice President and
                                                   Chief Financial Officer





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                               INDEX TO EXHIBITS


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
        Number                                             Exhibit
        ------                                             -------
          2.1           Share Purchase Agreement made and entered into as of January 30, 1998, by and among the shareholders of Nika Enterprises Ltd., an Alberta corporation, listed on the signature pages thereto and EVI Oil Tools Canada
                        Ltd., an Alberta corporation.

          4.1           Credit Agreement dated as of February 17, 1998, among EVI, Inc., EVI Oil
                        Tools Canada Ltd., the Subsidiary Guarantors defined therein, Chase Bank of
                        Texas, National Association, as U.S. Administrative Agent, The Bank of Nova
                        Scotia, as Documentation Agent and Canadian Agent, ABN AMRO Bank, N.V., as
                        Syndication Agent, and the other Lenders defined therein, including the form of Note.
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